                                                                    EXHIBIT 23.1


                         INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Pan Pacific Retail Properties, Inc.:

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the registration statement.


                                                    /s/  KPMG  LLP


San Diego, California
April 19, 2001